Other Comprehensive Income - Reclassifications (Details) (USD $) In Thousands, unless otherwise specified	3 Months Ended
	Mar. 31, 2013	Mar. 31, 2012
Other Comprehensive Income Derivatives Qualifying As Hedges Net Of Tax Period Increase Decrease Abstract
Interest rate contracts	$ 6,365	$ 4,898
Foreign exchange contracts cost of revenue	(1,345)	(2,990)
Foreign exchange contracts interest	416	741
Total before tax	5,436	2,649
Tax expense or benefit	(1,797)	337
Net of tax	3,639	2,986
Other Comprehensive Income Defined Benefit Plans Adjustment Net Of Tax Period Increase Decrease Abstract
Actuarial gains (losses) on defined benefit pension plans	6,392	4,373
Total before tax	6,392	4,373
Benefit plans tax expense	(2,455)	(1,714)
Benefit plans net of tax	3,937	2,659
Total reclassifications for the period	$ 7,576	$ 5,645